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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 30, 1998

                          ROMAC INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)

         Florida                       0-26058                  59-3264661
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(State or other jurisdiction    (Commission File Number)     (IRS Employer
    of incorporation)                                       Identification No.)


          120 West Hyde Park Place, Suite 140, Tampa, Florida 33606
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             (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code:     (813) 251-1700
                                                    ---------------------------

                                     N/A
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         (Former name or former address, if changed since last report)
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     This document contains statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "believe", "estimate", "expect", "intend", "anticipate", and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors. Readers are cautioned not to place undue reliance on these forward-looking statements.

ITEM 5.   OTHER EVENTS.

     On January 30, 1998, James D. Swartz was elected President and Chief Operating Officer of ROMAC International, Inc. (the "Company"). David L. Dunkel remains Chairman and Chief Executive Officer.

     On February 1, 1998, the Company and Source Services Corporation ("Source") entered into a definitive merger agreement providing for the merger of Source into a wholly-owned subsidiary of the Company. The parties intend that the transaction will be treated as a "pooling of interests" for accounting purposes and will qualify as a tax-free reorganization. Under the terms of the merger agreement, stockholders of Source will receive 1.1932 shares of ROMAC common stock, par value $.01 per share for each of the approximately 14.1 million outstanding shares of Source common stock, subject to adjustment based upon the Company's market price prior to closing and certain other conditions (see Section 3.1(b) and Section 9.1(i) of Exhibit 2.1 to this Current Report). Following completion of the merger, David L. Dunkel will be Chairman and Chief Executive Officer of the combined Company. Les Ward, currently Chief Executive Officer of Source, will join the board of directors of the Company and will assist in the integration program and with special projects. Consummation of the merger is subject to certain conditions, including effectiveness of a registration statement to be filed by the Company with the Securities and Exchange Commission, approval by the stockholders of each company, termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, receipt of opinions from the parties' independent accountants regarding the treatment of the merger as a "pooling of interests," and other conditions. The merger is expected to be completed during the second quarter of 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  EXHIBITS.


2.1 Agreement and Plan of Merger, dated February 1, 1998, between ROMAC International, Inc. and Source Services Corporation (without exhibits or schedules).





                                                               Page 2 of 3 Pages
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 2, 1998                   ROMAC INTERNATIONAL, INC.
                                          (Registrant)


                                          By: /s/ James D. Swartz
                                             ------------------------------
                                             James D. Swartz
                                             President





                                                               Page 3 of 3 Pages
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                                 EXHIBIT INDEX

                           ROMAC INTERNATIONAL, INC.

                           Current Report on Form 8-K
                             Dated February 2, 1998


EXHIBIT NO.               DESCRIPTION



2.1 Agreement and Plan of Merger, dated February 1, 1998, between ROMAC International, Inc. and Source Services Corporation (without exhibits or schedules).